UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 26, 2009 (February 20, 2009)

ORE PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-23317	06-1411336
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Professional Drive
Gaithersburg, Maryland 20879
(Address of principal executive offices)

(240) 361-4400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.               FINANCIAL INFORMATION

Item 2.02.                    Results of Operations and Financial Condition

On February 20, 2009, Ore Pharmaceuticals Inc. (the “Company”) issued a press release announcing the Company’s operating results for the fourth quarter and year ended December 31, 2008.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9.               FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Ore Pharmaceuticals Inc. dated February 20, 2009 with respect to fourth quarter and full year 2008 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORE PHARMACEUTICALS INC.

Date:	February 26, 2009	By:	/s/ Philip L. Rohrer, Jr.
Philip L. Rohrer Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Ore Pharmaceuticals Inc. dated February 20, 2009 with respect to fourth quarter and full year 2008 financial results.